UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

Coretag Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56293	35-2515740
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7325 Oswego Road

Liverpool, NY 13090

(Address of principal executive offices, including zip code.)

(315) 451-7515
(Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CORETAG HOLDINGS, INC.

Form 8-K

Current Report

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Coretag Holdings, Inc, (the “Company”), as the “Borrower” and Mr. Joseph Passalaqua (“Passalaqua”) as the “Lender” have previously entered into various Promissory Notes whereby Passalaqua made hard money loans to the Company, the Company and Passalaqua have entered into the following Promissory Notes covering those periods and in the amounts as set forth therein. The following Promissory Notes cover all of the amounts due and owing by the Company to Passalaqua as previously reported in the Company’s Quarterly and Annual Reports, as the case may be. Additionally, the following Promissory Notes are non-convertible and become due and payable, on the terms and conditions as fully set forth therein:

(i)        On October 16, 2023, the Company and Passalaqua entered into a Promissory Note relating to various loans made by Passalaqua to the Company over the period from October 1, 2021, through September 30, 2022 in the aggregate amount of $14,424.00, which shall become due and payable on the 18th month anniversary thereof, a copy of which is attached here to as Exhibit 10.1;

(ii)       On October 16, 2023, the Company and Passalaqua entered into a Promissory Note relating to various loans made by Passalaqua to the Company over the period from October 1, 2022, through June 30, 2023 in the aggregate amount of $26,173.00, which shall become due and payable on the 18th month anniversary thereof, a copy of which is attached here to as Exhibit 10.2;

(iii)       On March 1, 2024, the Company and Passalaqua entered into a Promissory Note relating to various loans made by Passalaqua to the Company over the period from July 1, 2023, through September 30, 2023 in the aggregate amount of $5,820.00, which shall become due and payable on the 18th month anniversary thereof, a copy of which is attached here to as Exhibit 10.3;

(iv)        On March 1, 2024, the Company and Passalaqua entered into a Promissory Note relating to various loans made by Passalaqua to the Company over the period from October 1, 2023, through December 31, 2023 in the aggregate amount of $10,731.00, which shall become due and payable on the 18th month anniversary thereof, a copy of which is attached here to as Exhibit 10.4.

The entry into the foregoing Promissory Notes, by the Company and Passalaqua, reflects the understandings by and between the parties that they deem to be a fair and equitable resolution to the debt due and owing Passalaqua.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	October 16, 2023, Promissory Note in the aggregate amount of $14,424.00
10.2	October 16, 2023, Promissory Note in the aggregate amount of $26,173.00
10.3	March 1, 2024, Promissory Note in the aggregate amount of $5,820.00
10.4	March 1, 2024, Promissory Note in the aggregate amount of $10,731.00

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2024

CORETAG HOLDINGS, INC.

By: /s/ Joseph Passalaqua
Joseph Passalaqua
President & CEO